UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 23, 2008

UNITED RENTALS, INC.
UNITED RENTALS (NORTH AMERICA), INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware Delaware	001-14387 001-13663	06-1522496 06-1493538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five Greenwich Office Park Greenwich, CT		06831
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (203) 622-3131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Tender Offer

On July 23, 2008, United Rentals, Inc. (the “Company”) issued a press release announcing the final results of its “modified Dutch auction” tender offer that expired at 5:00 p.m., New York City time, on July 16, 2008. The release announced that the Company has accepted for purchase 27,160,000 shares of its common stock at a purchase price of $22.00 per share. A copy of the press release is attached as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

The completion of the tender offer resulted in adjustments to (i) the conversion price of the Company’s 6-1/2% Convertible Subordinated Debentures due August 1, 2028 (the “Debentures”) underlying the related 6-1/2% Convertible Quarterly Income Preferred Securities (the “QUIPs”) issued by a subsidiary trust, and (ii) the conversion rate of the 1-7/8% Convertible Senior Subordinated Notes due October 15, 2023 (the “Notes”) issued by the Company’s wholly owned subsidiary, United Rental (North America), Inc. (“URNA”).

The Company will deliver a Notice of Adjustment to the registered holder of its Debentures and The Bank of New York, as trustee (the “Trustee”), under the Indenture, dated as of August 5, 1998 (the “Indenture”), between the Company and the Trustee, indicating that the Conversion Price (as defined in the Indenture) of the Debentures has been adjusted to $41.0224. Because conversion of the QUIPs into common stock is effected through an exchange, on a one-for-one basis, with a like amount of Debentures, the effective conversion price of the QUIPs has also been adjusted to $41.0224.

URNA will deliver a Notice of Adjustment to the registered holder of its Notes and The Bank of New York, as trustee (the “Note Trustee”), under the Indenture, dated as of October 31, 2003 (the “Note Indenture”), among URNA, the Company, as guarantor, and the Note Trustee, indicating that the Conversion Rate (as defined in the Note Indenture) of the Notes has been adjusted to 45.8160 shares of common stock of the Company for each $1,000 of principal amount of Notes converted.

On July 23, 2008, the Company issued a press release announcing the adjustments to the conversion price and conversion rate of the QUIPs and the Notes, respectively. A copy of the press release is attached as Exhibit 99.2 and is incorporated into this Item 8.01 by reference.

Other

On July 21, 2008, the Company announced that Jenne K. Britell, Ph.D. had been unanimously elected Chairman of the Company’s Board of Directors.

Item 9.01	Financial Statements and Exhibits

          (d) Exhibits

Exhibit No.	Description

Exhibit 99.1	Press Release dated July 23, 2008 announcing the final results of the tender offer
Exhibit 99.2	Press Release dated July 23, 2008 announcing adjustments to the conversion price and conversion rate of the QUIPs and the Notes, respectively

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 23, 2008	UNITED RENTALS, INC.

	By:	/s/ Roger E. Schwed

Name: Roger E. Schwed
Title: General Counsel

UNITED RENTALS (NORTH AMERICA), INC.

	By:	/s/ Roger E. Schwed

Name: Roger E. Schwed
Title: General Counsel

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press Release dated July 23, 2008 announcing the final results of the tender offer
Exhibit 99.2	Press Release dated July 23, 2008 announcing adjustments to the conversion price and conversion rate of the QUIPs and the Notes, respectively